                                                                    EXHIBIT 99.7



                               APACHE CORPORATION




                                       AND




                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,


                                  AS DEPOSITARY




                                       AND




                         HOLDERS OF DEPOSITARY RECEIPTS




                                  ------------

                                DEPOSIT AGREEMENT

                                  ------------





                            DATED AS OF MAY ___, 1999

                                TABLE OF CONTENTS

                                                                                      Page
                                  ARTICLE I.

                                  DEFINITIONS
"Automatic Conversion"...................................................................1
"Certificate of Designation".............................................................1
"Certificate of Incorporation"...........................................................1
"Common Stock"...........................................................................1
"Company"................................................................................1
"Corporate Office".......................................................................1
"Deposit Agreement"......................................................................2
"Depositary".............................................................................2
"Depositary Share".......................................................................2
"Depositary's Agent".....................................................................2
"Mandatory Conversion Date"..............................................................2
"Receipt"................................................................................2
"record holder" or "holder"..............................................................2
"Registrar"..............................................................................2
"Securities Act".........................................................................2
"Stock" .................................................................................2

                                  ARTICLE II.

             BOOK-ENTRY FORM; FORM OF RECEIPTS, DEPOSIT OF STOCK,
                       EXECUTION AND DELIVERY, TRANSFER
                           AND SURRENDER OF RECEIPTS


SECTION 2.1.   Book Entry Form; Form and Transfer of Receipts............................3
SECTION 2.2.   Deposit of Stock; Execution and Delivery of Receipts in
               Respect Thereof...........................................................5
SECTION 2.3.   Registration of Transfer of Receipts......................................6
SECTION 2.4.   Combination and Split-ups of Receipts.....................................6
SECTION 2.5.   Surrender of Receipts and Withdrawal of Stock.............................6
SECTION 2.6.   Limitations on Execution and Delivery, Transfer, Split-up,
               Combination and Surrender of Receipts and Withdrawal or
               Deposit of Stock..........................................................7
SECTION 2.7.   Lost Receipts, etc........................................................7
SECTION 2.8.   Cancellation and Destruction of Surrendered Receipts......................7
SECTION 2.9.   Conversion of Stock into Common Stock.....................................8
SECTION 2.10.  Interchangeability of Book-Entry Receipts and Receipts
               in Physical, Certificated Form............................................9
SECTION 2.11.  Automatic Conversion of Stock............................................10

                                 ARTICLE III.

          CERTAIN OBLIGATIONS OF HOLDERS OF RECEIPTS AND THE COMPANY

SECTION 3.1.  Filing Proofs, Certificates and Other Information........................11
SECTION 3.2.  Payment of Taxes or Other Governmental Charges...........................11
SECTION 3.3.  Withholding..............................................................12
SECTION 3.4.  Representations and Warranties as to Stock...............................12
SECTION 3.5.  Covenants and Warranties as to Common Stock..............................12

                                ARTICLE IV.

                            THE STOCK, NOTICES

SECTION 4.1.  Cash Distributions.......................................................12
SECTION 4.2.  Distributions Other Than Cash............................................12
SECTION 4.3.  Subscription Rights, Preferences or Privileges...........................13
SECTION 4.4.  Notice of Dividends, Fixing of Record Date for Holders of Receipts.......14
SECTION 4.5.  Voting Rights............................................................14
SECTION 4.6.  Changes Affecting Stock and Reclassifications, Recapitalizations, etc....14
SECTION 4.7.  Reports..................................................................15
SECTION 4.8.  Lists of Receipt Holders.................................................15

                                ARTICLE V.

                 THE DEPOSITARY, THE DEPOSITARY'S AGENTS,
                       THE REGISTRAR AND THE COMPANY

SECTION 5.1.  Maintenance of Offices, Agencies, Transfer Books by the Depositary;
              the Registrar............................................................15
SECTION 5.2.  Prevention or Delay in Performance by the Depositary, the
              Depositary's Agents, the Registrar or the Company........................16
SECTION 5.3.  Obligations of the Depositary, the Depositary's Agents, the
              Registrar and the Company................................................16
SECTION 5.4.  Resignation and Removal of the Depositary, Appointment of
              Successor Depositary.....................................................18
SECTION 5.5.  Corporate Notices and Reports............................................18
SECTION 5.6.  Deposit of Stock by the Company..........................................19
SECTION 5.7.  Indemnification by the Company...........................................19
SECTION 5.8.  Fees, Charges and Expenses...............................................19

                                ARTICLE VI.

                         AMENDMENT AND TERMINATION

SECTION 6.1.  Amendment................................................................19
SECTION 6.2.  Termination..............................................................20

                                 ARTICLE VII.

                                 MISCELLANEOUS

SECTION 7.1.   Counterparts..................................................20
SECTION 7.2.   Exclusive Benefits of Parties.................................21
SECTION 7.3.   Invalidity of Provisions......................................21
SECTION 7.4.   Notices.......................................................21
SECTION 7.5.   Depositary's Agents...........................................21
SECTION 7.6.   Holders of Receipts Are Parties...............................22
SECTION 7.7.   Governing Law.................................................22
SECTION 7.8.   Headings......................................................22

SIGNATURES...................................................................22

EXHIBIT A

                                DEPOSIT AGREEMENT


         DEPOSIT AGREEMENT, dated as of May ___, 1999, among Apache Corporation, a Delaware corporation, Norwest Bank Minnesota, National Association, as Depositary, and all holders from time to time of Receipts issued hereunder.


                              W I T N E S S E T H:

         WHEREAS, the Company desires to provide as hereinafter set forth in this Deposit Agreement, for the deposit of shares of the Stock with the Depositary, as agent for the beneficial owners of the Stock, for the purposes set forth in this Deposit Agreement and for the issuance hereunder of the Receipts evidencing Depositary Shares representing an interest in the Stock so deposited; and

         WHEREAS, the Receipts are to be substantially in the form annexed as Exhibit A to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement.

         NOW, THEREFORE, in consideration of the premises contained herein, it is agreed by and among the parties hereto as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         The following definitions shall apply to the respective terms (in the singular and plural forms of such terms) used in this Deposit Agreement and the
Receipts:

         "Automatic Conversion" shall mean the conversion of Depositary Shares into shares of Common Stock as described in Section 2.11 hereof.

         "Certificate of Designation" shall mean the Certificate of Designations, Preferences and Rights establishing and setting forth the rights, preferences, privileges and limitations of the Stock, as filed with the Secretary of State of the State of Delaware.

         "Certificate of Incorporation" shall mean the Restated Certificate of Incorporation, as amended and restated from time to time, of the Company.

         "Common Stock" shall mean the Company's Common Stock, par value $1.25 per share.

         "Company" shall mean Apache Corporation, a Delaware corporation, and its successors.

         "Corporate Office" shall mean the office of the Depositary in South St. Paul, Minnesota, at which at any particular time its business in respect of matters governed by this

Deposit Agreement shall be administered, which at the date of this Deposit Agreement is located at 161 North Concord Exchange, South St. Paul, Minnesota 55075, Telephone: (651) 450-4064, Attention: Account Manager.

         "Deposit Agreement" shall mean this agreement, as the same may be amended, modified or supplemented from time to time.

         "Depositary" shall mean (i) Norwest Bank Minnesota, National Association and any of its successors and assigns, as Depositary hereunder, and
(ii) any successor as Depositary hereunder.

         "Depositary Share" shall mean the rights evidenced by the Receipts executed and delivered hereunder, including the interests in Stock granted to holders of Receipts pursuant to the terms and conditions of the Deposit Agreement. Each Depositary Share shall represent an interest in one-fiftieth (1/50th) of one share of Stock deposited with the Depositary hereunder and the same proportionate interest in any and all other property received by the Depositary in respect of such share of Stock and held under this Deposit Agreement. Subject to the terms of this Deposit Agreement, each record holder of a Receipt evidencing a Depositary Share or Shares is entitled, proportionately, to all the rights, preferences and privileges of the Stock represented by such Depositary Share or Shares, including the dividend, voting and liquidation rights contained in the Certificate of Designation, and to the benefits of all obligations and duties of the Company in respect of the Stock under the Certificate of Designation and the Certificate of Incorporation.

         "Depositary's Agent" shall mean an agent appointed by the Depositary as provided, and for the purposes specified, in Section 7.5.

         "Mandatory Conversion Date" shall mean May ___, 2002.

         "Receipt" shall mean a Depositary Receipt executed and delivered hereunder, in substantially the form of Exhibit A hereto, evidencing a Depositary Share or Shares, as the same may be amended from time to time in accordance with the provisions hereof.

         "record holder" or "holder" as applied to a Receipt shall mean the person in whose name a Receipt is registered on the books maintained by or on behalf of the Depositary for such purpose.

         "Registrar" shall mean any company appointed to register ownership and transfers of Receipts as herein provided.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Stock" shall mean shares of the Company's Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C, no par value per share.

                                   ARTICLE II.

              BOOK-ENTRY FORM; FORM OF RECEIPTS, DEPOSIT OF STOCK,
                 EXECUTION AND DELIVERY, TRANSFER AND SURRENDER
                                   OF RECEIPTS

         SECTION 2.1. Book Entry Form; Form and Transfer of Receipts. The Company and the Depositary shall make application to The Depository Trust Company ("DTC") for acceptance of all or a portion of the Receipts for its book-entry settlement system. The Company hereby appoints the Depositary acting through any authorized officer thereof as its attorney-in-fact, with full power to delegate, for purposes of executing any agreements, certifications or other instruments or documents necessary or desirable in order to effect the acceptance of such Receipts for DTC eligibility, including but not limited to, the FAST Balance Certificate Agreement between the Depositary and DTC (the "FAST Agreement"). So long as the Receipts are eligible for book-entry settlement with DTC except as otherwise set forth herein, or unless otherwise required by law, all Depositary Shares to be traded on the New York Stock Exchange with book-entry Settlement through DTC shall be represented by a single receipt (the "DTC Receipt") which shall be deposited with DTC (or its designee) evidencing all such Depositary Shares and registered in the name of the nominee of DTC (initially expected to be Cede & Co.). Norwest Bank Minnesota, National Association and any of its successors and assigns or such other entity as is agreed to by DTC may hold the DTC Receipt as custodian for DTC. During any period in which any Depositary Shares are evidenced by the DTC Receipt except as otherwise set forth herein, no person acquiring Depositary Shares traded on the New York Stock Exchange with book-entry settlement through DTC shall receive or be entitled to receive physical delivery of the Receipts evidencing such Depositary Shares. Ownership of beneficial interests in the DTC Receipt shall be shown on, and the transfer of such ownership shall be effected through, records maintained by (i) DTC or its nominee for such DTC Receipt, or (ii) institutions that have accounts with DTC.

         If DTC subsequently ceases to make its book-entry settlement system available for the Receipts, the Company may instruct the Depositary regarding making other arrangements for book-entry settlement. In the event that the Receipts are not eligible for, or it is no longer necessary to have the Receipts available in book-entry form, the Depositary shall provide written instructions to DTC to deliver to the Depositary for cancellation the DTC Receipt, and the Company shall instruct the Depositary to deliver to the beneficial owners of the Depositary Shares previously evidenced by the DTC Receipt definitive Receipts in physical form evidencing such Depositary Shares. Such definitive Receipts shall be in the form annexed hereto as Exhibit A with appropriate insertions, modifications and omissions, as hereafter provided.

         The beneficial owners of Depositary Shares shall, except as stated above with respect to Depositary Shares in book-entry form represented by the DTC Receipt, be entitled to receive Receipts in physical, certificated form as herein provided.

         The Receipts may be typewritten, in the case of the DTC Receipt, and otherwise shall, upon notice by the Company to the Depositary, be definitive Receipts which shall be engraved, printed or typewritten and shall be substantially in the form set forth in Exhibit A annexed to this

Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided. The DTC Receipt shall bear such legend or legends as may be required by DTC in order for it to accept the Depositary Shares for its book-entry settlement system.

         Receipts shall be executed by the Depositary by the manual signature of a duly authorized officer of the Depositary; provided, however, that such signature may be a facsimile if a Registrar (other than the Depositary) shall have countersigned the Receipts by manual signature of a duly authorized officer of the Registrar. Pending the preparation of definitive Receipts, the Depositary, upon the written order of the Company delivered in accordance with
Section 2.2, shall execute and deliver temporary Receipts which shall be printed, lithographed, typewritten, photocopied or otherwise substantially of the tenor of the definitive Receipts in lieu of which they are issued and with appropriate insertions, omissions, substitutions and other variations as the persons executing such Receipts may determine are necessary for such temporary Receipts, as evidenced by their execution of such temporary Receipts. If temporary Receipts are issued, the Company and the Depositary will cause definitive Receipts to be prepared without unreasonable delay; provided that, if such temporary Receipts are global Receipts, definitive Receipts need not be prepared until the Receipts cease to be held in global form. After the preparation of definitive Receipts, the temporary Receipts shall be exchangeable for definitive Receipts upon surrender of the temporary Receipts at the Corporate Office or such other office as the Depositary may designate, without charge to the holder. Upon surrender for cancellation of any one or more temporary Receipts, the Depositary shall execute and deliver in exchange therefor definitive Receipts representing the same number of Depositary Shares as represented by the surrendered temporary Receipt or Receipts. Such exchange shall be made at the Company's expense and without any charge therefor. Until so exchanged, the temporary Receipts shall in all respects be entitled to the same benefits under this Agreement, and with respect to the Stock, as definitive Receipts.

         No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose unless it shall have been executed as provided in the preceding paragraph. The Depositary shall record on its books each Receipt executed as provided above and delivered as hereinafter provided. Receipts bearing the manual or facsimile signature of anyone who was at any time a duly authorized officer of the Depositary shall bind the Depositary, notwithstanding that such officer has ceased to hold such office prior to the delivery of such Receipts.

         Receipts may be issued in denominations of any number of whole Depositary Shares. All Receipts shall be dated the date of their execution.

         Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or regulation or with the rules and regulations of any securities exchange upon which the Stock or the Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the Stock or otherwise.

         Title to any Receipt (and to the Depositary Shares evidenced by such Receipt) that is properly endorsed or accompanied by a properly executed instrument of transfer shall be transferable by delivery with the same effect as in the case of investment securities in general; provided, however, that the Depositary may, notwithstanding any notice to the contrary, treat the record holder thereof at such time as the absolute owner thereof for the purpose of determining the person entitled to distributions of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

         SECTION 2.2. Deposit of Stock; Execution and Delivery of Receipts in Respect Thereof. Subject to the terms and conditions of this Deposit Agreement, the Company or any holder of Stock may deposit such Stock under this Deposit Agreement by delivery to the Depositary of a certificate or certificates for the Stock to be deposited, properly endorsed or accompanied, if required by the Depositary, by a properly executed instrument of transfer in form satisfactory to the Depositary, together with (i) all such certifications as may be required by the Depositary in accordance with the provisions of this Deposit Agreement and (ii) a written order of the Company or such holder, as the case may be, directing the Depositary to execute and deliver to or upon the written order of the person or persons stated in such order a Receipt or Receipts for the number of Depositary Shares representing such deposited Stock.

         Subject to the terms and conditions of this Deposit Agreement, Stock may also be deposited hereunder in connection with the delivery of Receipts to represent distributions under Section 4.2 and upon exercise of the rights to subscribe referred to in Section 4.3.

         Upon receipt by the Depositary of a certificate or certificates for Stock to be deposited hereunder, together with the other documents specified above, the Depositary shall, as soon as transfer and registration can be accomplished, present such certificate or certificates to the registrar and transfer agent of the Stock for transfer and registration in the name of the Depositary or its nominee of the Stock being deposited. Deposited Stock shall be held by the Depositary in an account to be established by the Depositary at the Corporate Office.

         Upon receipt by the Depositary of a certificate or certificates for Stock to be deposited hereunder, together with the other documents specified above, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver, to or upon the order of the person or persons named in the written order delivered to the Depositary referred to in the first paragraph of this Section 2.2, a Receipt or Receipts for the number of whole Depositary Shares representing the Stock so deposited and registered in such name or names as may be requested by such person or persons. The Depositary shall execute and deliver such Receipt or Receipts at the Corporate Office, except that, at the request, risk and expense of any person requesting such delivery and for the account of such person, such delivery may be made at such other place as may be designated by such person. In each case, delivery will be made only upon payment by such person to the Depositary of all taxes and other governmental charges and any fees payable in connection with such deposit and the transfer of the deposited Stock.

         The Company shall deliver to the Depositary from time to time such quantities of Receipts as the Depositary may request to enable the Depositary to perform its obligations under this Deposit Agreement.

         SECTION 2.3. Registration of Transfer of Receipts. Subject to the terms and conditions of this Deposit Agreement, the Depositary shall register on its books from time to time transfers of Receipts upon any surrender thereof at the Corporate Office, or such other office as the Depositary may designate for such purpose, by the record holder in person or by a duly authorized attorney, properly endorsed or accompanied by a properly executed instrument of transfer, together with evidence of the payment of any transfer taxes as may be required by law. Upon such surrender, the Depositary shall execute a new Receipt or Receipts and deliver the same to or upon the order of the person entitled thereto evidencing the same aggregate number of Depositary Shares evidenced by the Receipt or Receipts surrendered.

         SECTION 2.4. Combination and Split-ups of Receipts. Upon surrender of a Receipt or Receipts at the Corporate Office, or such other office as the Depositary may designate for the purpose of effecting a split-up or combination of Receipts, subject to the terms and conditions of this Deposit Agreement, the Depositary shall execute and deliver a new Receipt or Receipts in the authorized denominations requested evidencing the same aggregate number of Depositary Shares evidenced by the Receipt or Receipts surrendered; provided, however, that the Depositary shall not issue any Receipt evidencing a fractional Depositary Share.

         SECTION 2.5. Surrender of Receipts and Withdrawal of Stock.

         (a) Except as provided in Section 2.5(b), no holder of a Receipt or Receipts shall have the right to withdraw any of the shares of Stock represented by such Receipts.

         (b) Notwithstanding Section 2.5(a), the Company shall have the right to withdraw any or all of the Stock (but only in whole shares of Stock) represented by the Depositary Shares and all money and other property, if any, represented by such Depositary Shares by surrendering the Receipt or Receipts evidencing such Depositary Shares at the Corporate Office, or at such other office as the Depositary may designate for such withdrawals (and cancellation of the surrendered Receipts as provided in Section 2.8). After such surrender, without unreasonable delay, the Depositary shall deliver to the Company the whole number of shares of Stock and all such money and other property, if any, represented by the Depositary Shares evidenced by the Receipt or Receipts so surrendered for withdrawal. If the Receipt or Receipts delivered by the Company to the Depositary in connection with such withdrawal shall evidence a number of Depositary Shares in excess of the number of whole Depositary Shares representing the whole number of shares of Stock to be withdrawn, the Depositary shall at the same time, in addition to such whole number of shares of Stock and such money and other property, if any, to be withdrawn, deliver to the Company, or (subject to Section 2.3) upon its order, a new Receipt or Receipts evidencing such excess number of whole Depositary Shares.

         Delivery of the Stock and such money and other property being withdrawn may be made by the delivery of such certificates, documents of title and other instruments as the Depositary may deem appropriate, which, if required by the Depositary, shall be properly endorsed or accompanied by proper instruments of transfer.

         The Depositary shall deliver the Stock and the money and other property, if any, represented by the Depositary Shares evidenced by Receipts surrendered for withdrawal, without unreasonable delay, at the office at which such Receipts were surrendered, except that, at the request, risk and expense of the Company such delivery may be made, without unreasonable delay, at such other place as may be designated by the Company.

         For purposes of determining the number of Depositary Shares outstanding on any dividend payment date for purposes of Section 8 of the Certificate of Designation, the Receipts representing Depositary Shares acquired by the Company on or prior to such dividend payment date and not theretofore delivered to the Depositary for withdrawal and cancellation shall be deemed to be outstanding.

         SECTION 2.6. Limitations on Execution and Delivery, Transfer, Split-up, Combination and Surrender of Receipts and Withdrawal or Deposit of Stock. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, or surrender of any Receipt, the delivery of any distribution thereon or deposit of Stock, the Depositary, any of the Depositary's Agents or the Company may require any or all of the following: (i) payment to it of a sum sufficient for the payment (or, in the event that the Depositary or the Company shall have made such payment, the reimbursement to it) of any tax or other governmental charge with respect thereto (including any such tax or charge with respect to the Stock being deposited or withdrawn); (ii) production of proof satisfactory to it as to the identity and genuineness of any signature; and (iii) compliance with such reasonable regulations, if any, as the Depositary or the Company may establish not inconsistent with the provisions of this Deposit Agreement.

         The deposit of Stock may be refused, or the registration of transfer, split-up, combination or surrender of outstanding Receipts and the withdrawal of deposited Stock may be suspended (i) during any period when the register of stockholders of the Company is closed, (ii) if any such action is deemed necessary or advisable by the Depositary, any of the Depositary's Agents or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of this Deposit Agreement, or (iii) with the approval of the Company, for any other reason. Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any shares of Stock that are required to be registered under the Securities Act unless a registration statement under the Securities Act is in effect as to such shares of Stock.

         SECTION 2.7. Lost Receipts, etc. In case any Receipt shall be mutilated or destroyed or lost or stolen, the Depositary shall execute and deliver a Receipt of like form and tenor in exchange and substitution for such mutilated Receipt or in lieu of and in substitution for such destroyed, lost or stolen Receipt unless the Depositary has notice that such Receipt has been acquired by a bona fide purchaser; provided, however, that the holder thereof provides the Depositary with (i) evidence satisfactory to the Depositary of such destruction, loss or theft of such Receipt, of the authenticity thereof and of his ownership thereof, (ii) reasonable indemnification satisfactory to the Depositary or the payment of any charges incurred by the Depositary in obtaining insurance in lieu of such indemnification and (iii) payment of any expense (including fees, charges and expenses of the Depositary) in connection with such execution and delivery.

         SECTION 2.8. Cancellation and Destruction of Surrendered Receipts. All Receipts surrendered to the Depositary or any Depositary's Agent shall be cancelled by the Depositary.

Except as prohibited by applicable law or regulation, the Depositary shall, from time to time, deliver such cancelled Receipts to the Company, who will retain them in compliance with applicable regulations of the Securities and Exchange Commission. Any Receipt evidenced in book-entry form shall be deemed cancelled when the Depositary has caused the amount of Depositary Shares evidenced by the DTC Receipt to be reduced in proportion to the number of Depositary Shares evidenced by the surrendered Receipt.

         SECTION 2.9. Conversion of Stock into Common Stock. Receipts may be surrendered with written instructions to the Depositary to instruct the Company to cause the conversion of any specified number of whole or fractional shares of Stock represented by the Depositary Shares evidenced thereby into whole shares of Common Stock at the conversion rate then in effect for the Stock (and, therefore, for the Depositary Shares) specified in the Certificate of Designation, as such conversion rate may be adjusted by the Company from time to time as provided in the Certificate of Designation. Subject to the terms and conditions of this Deposit Agreement and the Certificate of Designation, a holder of a Receipt or Receipts evidencing Depositary Shares representing whole or fractional shares of Stock may surrender such Receipt or Receipts at the Corporate Office, or to such office as the Depositary may designate for such purpose, or to such Depositary's Agents as the Depositary may designate for such purpose, together with a notice of conversion duly completed and executed, thereby directing the Depositary to instruct the Company to cause the conversion of the number of shares or fractions thereof of underlying Stock specified in such notice of conversion into shares of Common Stock, and an assignment of such Receipt or Receipts to the Company, to any transfer agent for Depositary Shares or in blank, duly completed and executed. Each optional conversion of Depositary Shares will be effective immediately prior to the close of business on the date on which the holder satisfies the requirements set forth in the foregoing sentence. To the extent that a holder delivers to the Depositary for conversion a Receipt or Receipts which in the aggregate are convertible into less than one whole share of Common Stock, the holder shall receive an amount in cash in lieu of such fractional shares of Common Stock as provided in the Certificate of Designation. If more than one Receipt shall be delivered for conversion at one time by the same holder, the number of whole shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of Receipts so delivered.

         Upon receipt by the Depositary of a Receipt or Receipts, together with notice of conversion, duly completed and executed, directing the Depositary to instruct the Company to cause the conversion of a specified number of shares or fractions thereof of Stock and an assignment of such Receipt or Receipts to the Company, to any transfer agent for the Depositary Shares or in blank, duly completed and executed, the Depositary shall instruct the Company (i) to cause the conversion of the Depositary Shares evidenced by the Receipts so surrendered for conversion as specified in the written notice to the Depositary and (ii) to cause the delivery to the holders of such Receipts of a certificate or certificates evidencing the number of whole shares of Common Stock and the amount of money, if any, to be delivered to the holders of Receipts surrendered for conversion in payment of any accrued and unpaid dividends with respect to such Depositary Shares and in lieu of fractional shares of Common Stock otherwise issuable. The Company shall as promptly as practicable after receipt thereof cause the delivery of (i) a certificate or certificates evidencing the number of whole shares of Common Stock into which the Stock represented by the Depositary Shares evidenced by such Receipt or Receipts has been converted, and (ii) any money or other property to which the holder is entitled. Upon such conversion, the Depositary (i) shall deliver to the holder a Receipt evidencing the number of Depositary Shares, if any, which such holder has elected not to convert and evidencing the number of Depositary Shares, if any, in excess of the number of Depositary Shares representing Stock which has been so converted, (ii) shall cancel the Depositary Shares evidenced by Receipts surrendered for conversion and (iii) shall deliver to the Company or its transfer agent for the Stock for cancellation the shares of Stock represented by the Depositary Shares evidenced by the Receipts so surrendered and so converted.

         The record holder of Depositary Shares on any dividend payment record date established by the Depositary pursuant to Section 4.4 shall be entitled to receive the dividend payable with respect to such Depositary Shares on the corresponding dividend payment date notwithstanding the subsequent conversion of the shares of Stock to which such Depositary Shares relate. If a share of Stock is converted between the record date with respect to any dividend payment on the Stock and the next succeeding dividend payment date, any holder of Receipts surrendered with instructions to the Depositary for conversion of the underlying Stock shall pay to the Depositary an amount equal to the dividend payable on such dividend payment date on the Depositary Shares represented by the Receipts being surrendered for conversion. Any holder of Receipts on a dividend payment record date who (or whose transferee) surrenders the Receipts with instructions to the Depositary for conversion of the underlying Stock on the corresponding dividend payment date will receive the dividend payable with respect to the Depositary Shares underlying such Receipts and will not be required to include payment of the amount of such dividend upon surrender of the Receipts for conversion.

         Upon the conversion of any shares of Stock for which a request for conversion has been made by the holder of Depositary Shares representing such shares, all dividends in respect of such Depositary Shares shall cease to accrue, such Depositary Shares shall be deemed no longer outstanding, all rights of the holder of the Receipt with respect to such Depositary Shares (except the right to receive the Common Stock, any cash payable with respect to any fractional shares of Common Stock as provided herein, any cash payable on account of accrued dividends with respect to such Depositary Shares, and any Receipts evidencing Depositary Shares not so converted) shall terminate, and the Receipt evidencing such Depositary Shares shall be cancelled in accordance with
Section 2.8 hereof.

         No fractional shares of Common Stock shall be issuable upon conversion of Stock underlying the Depositary Shares. If any holder of Receipts surrendered with instructions to the Depositary for conversion of the underlying Stock would be entitled to a fractional share of Common Stock upon such conversion, the Company shall cause to be delivered to such holder an amount in cash for such fractional share as provided in the Certificate of Designation.

         SECTION 2.10. Interchangeability of Book-Entry Receipts and Receipts in Physical, Certificated Form. Subject to the terms and conditions of this Deposit Agreement, upon receipt by the Depositary of written instructions from a DTC participant on behalf of any person having a beneficial interest in Depositary Shares evidenced by the DTC Receipt for the purpose of directing the Depositary to execute and deliver a Receipt in physical, certificated form evidencing such Depositary Shares, the Depositary shall follow the procedures set forth in the FAST Agreement for the purpose of reducing the number of Depositary Shares evidenced by the DTC Receipt and, following such reduction, shall execute and deliver to or upon the order of the person or persons named in such order a Receipt or Receipts registered in the name or names requested by such person and evidencing in the aggregate the number of Depositary Shares equal to the reduction in the number evidenced by the DTC Receipt. The Depositary may require in such written instructions any certification or representation as it shall deem necessary to comply with applicable law.

         Subject to the terms and conditions of this Deposit Agreement, upon receipt by the Depositary of a Receipt or Receipts in physical, certificated form, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Depositary, including any required certifications, and together with written instructions directing the Depositary to adjust its records to reflect an increase in the aggregate amount of Depositary Shares evidenced by the DTC Receipt (including, without limitation, information regarding the DTC participant account to be credited with such increase), and upon payment of the fees and expenses of the Depositary, the Depositary shall cancel such Receipt or Receipts in physical, certificated form and shall follow the procedures set forth in the FAST Agreement for the purpose of reflecting such increase in the number of Depositary Shares evidenced by the DTC Receipt.

         SECTION 2.11. Automatic Conversion of Stock. On the Mandatory Conversion Date, as provided in the Certificate of Designation, provided that the Company shall then have delivered to the Depositary the shares of Common Stock and the aggregate amount of cash required to pay any accrued and unpaid dividends on the Depositary Shares and for fractional share interests issuable and payable upon Automatic Conversion of the Stock then deposited with the Depositary, the Depositary shall convert (using such shares of Common Stock and cash so delivered to it) each holder's Depositary Shares into the proportionate number of whole shares of Common Stock and the proportionate amount of such cash to which such holder is thereby entitled.

         The Depositary shall, as directed by the Company, mail, first class postage prepaid, notice of such Automatic Conversion of Stock and the proposed simultaneous Automatic Conversion of the Depositary Shares, not less than five and not more than 15 days prior to the Mandatory Conversion Date. Such notice shall be mailed to each holder at the address of such holder as the same appears on the records of the Depositary at the close of business on the second business day immediately preceding the date on which the mailing of such notices is commenced; but neither failure to mail any such notice to one or more holders nor any defect in any notice shall affect the sufficiency of the proceedings for Automatic Conversion. The Company shall provide the Depositary with such notice, and each such notice shall state: the Mandatory Conversion Date; that all outstanding Depositary Shares on the Mandatory Conversion Date will be automatically converted into shares of Common Stock and the conversion rate at which such Automatic Conversion shall occur; the amount of accrued and unpaid dividends, if any, payable with respect to each Depositary Share to be so converted; the place or places where Receipts to be so converted are to be surrendered for conversion; that dividends in respect of the Stock represented by the Depositary Shares to be so converted shall cease to accrue as of the Mandatory Conversion Date; and such additional information as the Company in its discretion deems appropriate.

         From and after the Mandatory Conversion Date, the Depositary Shares automatically converted into shares of Common Stock shall be deemed no longer to be outstanding and all rights of the holders of Receipts evidencing such Depositary Shares (except the right to receive the shares of Common Stock and any cash payable upon Automatic Conversion) shall, to the extent of such Depositary Shares, cease and terminate. Upon surrender, in accordance with the notice specified in the preceding paragraph, of the Receipts evidencing such Depositary Shares (properly endorsed or assigned for transfer, if the Depositary shall so require), the holders of such Receipts shall receive for each such Depositary Share a number of shares of Common Stock equal to one fiftieth (1/50th) of the number of shares of Common Stock and of the cash for accrued and unpaid dividends delivered in respect of each share of automatically converted Stock. The foregoing shall be subject further to the terms and conditions of the Certificate of Designation.

                                  ARTICLE III.

                         CERTAIN OBLIGATIONS OF HOLDERS
                           OF RECEIPTS AND THE COMPANY

         SECTION 3.1. Filing Proofs, Certificates and Other Information. Any person presenting Stock for deposit or any holder of a Receipt may be required from time to time to file such proof of residence or other information, to execute such certificates and to make such representations and warranties as the Depositary or the Company may reasonably deem necessary or proper. The Depositary or the Company may withhold or delay the delivery of any Receipt or the registration of transfer of any Receipt, the withdrawal of the Stock represented by the Depositary Shares evidenced by any Receipt or the distribution of any dividend or other distribution until such proof or other information is filed, such certificates are executed or such representations and warranties are made.

         SECTION 3.2. Payment of Taxes or Other Governmental Charges. If any tax or other governmental charge shall become payable by or on behalf of the Depositary with respect to (i) any Receipt, (ii) the Depositary Shares evidenced by such Receipt, (iii) the Stock (or fractional interest therein) or other property represented by such Depositary Shares, or (iv) any transaction referred to in Section 4.6, such tax (including transfer, issuance or acquisition taxes, if any) or governmental charge shall be payable by the holder of such Receipt, who shall pay the amount thereof to the Depositary. Until such payment is made, registration or transfer of any Receipt or any split-up or combination thereof or any withdrawal of the Stock or money or other property, if any, represented by the Depositary Shares evidenced by such Receipt may be refused, any dividend or other distribution may be withheld and any part or all of the Stock or other property represented by the Depositary Shares evidenced by such Receipt may be sold for the account of the holder thereof (after attempting by reasonable means to notify such holder prior to such sale). Any dividend or other distribution so withheld and the proceeds of any such sale may be applied to any payment of such tax or other governmental charge, the holder of such Receipt remaining liable for any deficiency.

         SECTION 3.3. Withholding. The Depositary shall act as the tax withholding agent for any payments, distributions made with respect to the Depositary Shares and Receipts, and the Stock. The Depositary shall be responsible with respect to the Depositary Shares, Receipts and Stock for the timely (i) collection and deposit of any required withholding or backup withholding tax, and (ii) filing of any information returns or other documents with federal (and other applicable) taxing authorities.

         SECTION 3.4. Representations and Warranties as to Stock. In the case of the initial deposit of the Stock, the Company and, in the case of subsequent deposits thereof, each person so depositing Stock under this Deposit Agreement shall be deemed thereby to represent and warrant that such Stock and each certificate therefor are valid and that the person making such deposit is duly authorized to do so. Such representations and warranties shall survive the deposit of the Stock and the issuance of Receipts therefor.

         SECTION 3.5. Covenants and Warranties as to Common Stock. The Company covenants that it will keep reserved or otherwise available a sufficient number of authorized and unissued shares of Common Stock or issued shares of Common Stock held in its treasury, or both, to meet conversion requirements in respect of the Stock and that it will give written notice to the Depositary of any adjustments in the conversion price as set forth in the Certificate of Designation. The Company represents and warrants that the Common Stock issued upon conversion of Stock, when issued, will be validly issued, fully paid and non-assessable. Such representation and warranty shall survive the conversion of the Stock into such Common Stock.

                                   ARTICLE IV.

                               THE STOCK, NOTICES

         SECTION 4.1. Cash Distributions. Whenever the Depositary shall receive any cash dividend or other cash distribution on the Stock, the Depositary shall, subject to Section 3.2, distribute to record holders of Receipts on the record date fixed pursuant to Section 4.4 such amounts of such sum as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such holders; provided, however, that in case the Company or the Depositary shall be required by law to withhold and does withhold from any cash dividend or other cash distribution in respect of the Stock an amount on account of taxes, the amount made available for distribution or distributed in respect of Depositary Shares shall be reduced accordingly. The Depositary shall distribute or make available for distribution, as the case may be, only such amount, however, as can be distributed without attributing to any owner of Depositary Shares a fraction of one cent and any balance not so distributable shall be held by the Depositary (without liability for interest thereon) and shall be added to and be treated as part of the next sum received by the Depositary for distribution to record holders of Receipts then outstanding.

         SECTION 4.2. Distributions Other Than Cash. Whenever the Depositary shall receive any distribution other than cash, rights, preferences or privileges upon the Stock, the Depositary shall, subject to Section 3.2, distribute to record holders of Receipts on the record date fixed pursuant to
Section 4.4 such amounts of the securities or property received by it as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such holders, in any manner that the Depositary and the Company may deem equitable and practicable for accomplishing such distribution. If, in the opinion of the Company after consultation with the Depositary, such distribution cannot be made proportionately among such record holders, or if for any other reason (including any tax withholding or securities law requirement), the Depositary deems, after consultation with the Company, such distribution not to be feasible, the Depositary may, with the approval of the Company which approval shall not be unreasonably withheld, adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall, subject to Section 3.2, be distributed or made available for distribution, as the case may be, by the Depositary to record holders of Receipts as provided by Section 4.1 in the case of a distribution received in cash.

         SECTION 4.3. Subscription Rights, Preferences or Privileges. If the Company shall at any time offer or cause to be offered to the persons in whose names Stock is registered on the books of the Company any rights, preferences or privileges to subscribe for or to purchase any securities or any rights, preferences or privileges of any other nature, such rights, preferences or privileges shall in each such instance be made available by the Depositary to the record holders of Receipts in such manner as the Company shall instruct (including by the issue to such record holders of warrants representing such rights, preferences or privileges); provided, however, that (a) if at the time of issue or offer of any such rights, preferences or privileges the Company determines and instructs the Depositary that it is not lawful or feasible to make such rights, preferences or privileges available to some or all holders of Receipts (by the issue of warrants or otherwise) or (b) if and to the extent instructed by holders of Receipts who do not desire to exercise such rights, preferences or privileges, the Depositary shall then, in each case, and if applicable laws or the terms of such rights, preferences or privileges so permit, sell such rights, preferences or privileges of such holders at public or private sale, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall be distributed by the Depositary to the record holders of Receipts entitled thereto as provided by Section 4.1 in the case of a distribution received in cash.

         If registration under the Securities Act of the securities to which any rights, preferences or privileges relate is required in order for holders of Receipts to be offered or sold such securities, the Company shall promptly file a registration statement pursuant to the Securities Act with respect to such rights, preferences or privileges and securities and use its best efforts and take all steps available to it to cause such registration statement to become effective sufficiently in advance of the expiration of such rights, preferences or privileges to enable such holders to exercise such rights, preferences or privileges. In no event shall the Depositary make available to the holders of Receipts any right, preference or privilege to subscribe for or to purchase any securities unless and until such registration statement shall have become effective or unless the offering and sale of such securities to such holders are exempt from registration under the provisions of the Securities Act.

         If any other action under the law of any jurisdiction or any governmental or administrative authorization, consent or permit is required in order for such rights, preferences or privileges to be made available to holders of Receipts, the Company agrees with the Depositary that the Company will use its reasonable best efforts to take such action or obtain such authorization, consent or permit sufficiently in advance of the expiration of such rights, preferences or privileges to enable such holders to exercise such rights, preferences or privileges.

         SECTION 4.4. Notice of Dividends, Fixing of Record Date for Holders of Receipts. Whenever (i) any cash dividend or other cash distribution shall become payable, or any distribution other than cash shall be made or any rights, preferences or privileges shall at any time be offered, with respect to the Stock, or (ii) the Depositary shall receive notice of any meeting at which holders of Stock are entitled to vote or of which holders of Stock are entitled to notice, the Depositary shall in each such instance fix a record date (which shall be the same date as the record date fixed by the Company with respect to the Stock) for the determination of the holders of Receipts (x) who shall be entitled to receive such dividend, distribution, rights, preferences or privileges or the net proceeds of the sale thereof, or (y) who shall be entitled to give instructions for the exercise of voting rights at any such meeting or to receive notice of such meeting.

         SECTION 4.5. Voting Rights. Upon receipt of notice of any meeting at which the holders of Stock are entitled to vote, the Depositary shall, as soon as practicable thereafter, mail to the record holders of Receipts a notice, which shall be provided by the Company and which shall contain (i) such information as is contained in such notice of meeting, (ii) a statement that the holders of Receipts at the close of business on a specified record date fixed pursuant to Section 4.4 will be entitled, subject to any applicable provision of law, the Certificate of Incorporation or the Certificate of Designation, to instruct the Depositary as to the exercise of the voting rights pertaining to the Stock represented by their respective Depositary Shares and (iii) a brief statement as to the manner in which such instructions may be given. Upon the written request of a holder of a Receipt on such record date, the Depositary shall endeavor insofar as practicable to vote or cause to be voted the Stock represented by the Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request. The Company hereby agrees to take all reasonable action that may be deemed necessary by the Depositary in order to enable the Depositary to vote such Stock or cause such Stock to be voted. In the absence of specific instructions from the holder of a Receipt, the Depositary will abstain from voting to the extent of the Stock represented by the Depositary Shares evidenced by such Receipt.

         SECTION 4.6. Changes Affecting Stock and Reclassifications, Recapitalizations, etc. Upon any change in par or stated value, split-up, combination or any other reclassification of the Stock, or upon any recapitalization, reorganization, merger, amalgamation or consolidation or sale of all or substantially all the Company's assets affecting the Company or to which it is a party, the Depositary may in its discretion with the approval of the Company, and shall upon the specific instructions of the Company, (a) make such adjustments in (i) the fraction of an interest represented by one Depositary Share in one share of Stock and (ii) the ratio of the Optional Conversion Rate and Exchange Rate per Depositary Share to the Optional Conversion Rate and Exchange Rate of a share of Stock, in each case as may be necessary fully to reflect the effects of such change in par or stated value, split-up, combination or other reclassification of Stock, or of such recapitalization, reorganization, merger, amalgamation, combination or sale and
(b) treat any securities which shall be received by the Depositary in exchange for or upon conversion of or in respect of the Stock as new deposited securities under this Deposit Agreement, and Receipts then outstanding shall thenceforth represent the new deposited securities so received in exchange for or upon conversion or in respect of such Stock. In any such case, the Depositary may in its discretion, with the approval of the Company, execute and deliver additional Receipts, or may call for the surrender of all outstanding Receipts to be exchanged or new Receipts specifically describing such new deposited securities.

         Anything to the contrary herein notwithstanding, holders of Receipts shall have the right from and after the effective date of any such change in par or stated value, split-up, combination or other reclassification of the Stock or any such recapitalization, reorganization, merger, amalgamation, consolidation or sale of substantially all the assets of the Company to surrender such Receipts to the Depositary with instructions to convert, exchange or surrender the Stock represented thereby only into or for, as the case may be, the kind and amount of shares of Stock and other securities and cash into which the Stock evidenced by such Receipts might have been converted or for which such Stock might have been exchanged or surrendered immediately prior to the effective date of such transaction. The Company shall cause effective provision to be made in the charter of the resulting or surviving corporation (if other than the Company) for protection of such rights as may be applicable upon exchange of such Stock for securities or property or cash of the surviving corporation in connection with the transactions set forth above. The Company shall cause any such surviving corporation (if other than the Company) expressly to assume the obligations of the Company hereunder.

         SECTION 4.7. Reports. The Company or, at the option of the Company, the Depositary shall forward to the holders of Receipts any reports and communications received from the Company that are received by the Depositary as the holder of Stock.

         SECTION 4.8. Lists of Receipt Holders. Promptly upon request from time to time by the Company, the Depositary shall furnish to it a list, as of a recent date, of the names, addresses and holdings of Depositary Shares of all persons in whose names Receipts are registered on the books of the Depositary. At the expense of the Company, the Company shall have the right to inspect transfer and registration records of the Depositary, any Depositary's Agent or the Registrar, take copies thereof and require the Depositary, any Depositary's Agent or the Registrar to supply copies of such portions of such records as the Company may request.

                                   ARTICLE V.

                    THE DEPOSITARY, THE DEPOSITARY'S AGENTS,
                          THE REGISTRAR AND THE COMPANY

         SECTION 5.1. Maintenance of Offices, Agencies, Transfer Books by the Depositary; the Registrar. Upon execution of this Deposit Agreement in accordance with its terms, the Depositary shall maintain (i) at the Corporate Office facilities for the execution and delivery, registration, registration of transfer, surrender, split-up and combination of Receipts and deposit and withdrawal of Stock and (ii) at the offices of the Depositary's Agents, if any, facilities for the delivery, registration, registration of transfer, surrender, split-up and combination of Receipts and deposit and withdrawal of Stock, all in accordance with the provisions of this Deposit Agreement.

         The Depositary, acting as transfer agent and Registrar, shall keep books at the Corporate Office for the registration and transfer of Receipts, which books at all reasonable times shall be open for inspection by the record holders of Receipts; provided that any such holder requesting to exercise such right shall certify to the Depositary that such inspection shall be for a proper purpose reasonably related to such person's interest as an owner of Depositary Shares. The Depositary shall consult with the Company upon receipt of any request for inspection. The Depositary may close such books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

         If the Receipts or the Depositary Shares evidenced thereby or the Stock represented by such Depositary Shares shall be listed on one or more stock exchanges, the Depositary shall, with the approval of the Company, appoint a Registrar for registry of such Receipts or Depositary Shares in accordance with the requirements of such exchange or exchanges. Such Registrar (which may be the Depositary if so permitted by the requirements of such exchange or exchanges) may be removed and a substitute registrar appointed by the Depositary upon the request or with the approval of the Company. In addition, if the Receipts, such Depositary Shares or such Stock are listed on one or more stock exchanges, the Depositary will, at the request of the Company, arrange such facilities for the delivery, registration, registration of transfer, surrender, split-up, combination or redemption of such Receipts, such Depositary Shares or such Stock as may be required by law or applicable stock exchange regulations.

         SECTION 5.2. Prevention or Delay in Performance by the Depositary, the Depositary's Agents, the Registrar or the Company. Neither the Depositary nor any Depositary's Agent nor the Registrar nor the Company shall incur any liability to any holder of any Receipt, if by reason of any provision of any present or future law or regulation thereunder of the United States of America or of any other governmental authority or, in the case of the Depositary, the Registrar or any Depositary's Agent, by reason of any provision, present or future, of the Certificate of Incorporation or the Certificate of Designation or, in the case of the Company, the Depositary, the Registrar or any Depositary's Agent, by reason of any act of God or war or other circumstances beyond the control of the relevant party, the Depositary, any Depositary's Agent, the Registrar or the Company shall be prevented or forbidden from doing or performing any act or thing that the terms of this Deposit Agreement provide shall be done or performed; nor shall the Depositary, any Depositary's Agent, the Registrar or the Company incur any liability to any holder of a Receipt (i) by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing that the terms of this Deposit Agreement provide shall or may be done or performed, or (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement except, in the case of the Depositary, any Depositary's Agent or the Registrar, if any such exercise or failure to exercise discretion is caused by its gross negligence or willful misconduct.

         SECTION 5.3. Obligations of the Depositary, the Depositary's Agents, the Registrar and the Company. The Company assumes no obligation and shall be subject to no liability under this Deposit Agreement or the Receipts to holders or other persons, except to perform in good faith such obligations as are specifically set forth and undertaken by it to perform in this Deposit Agreement. Each of the Depositary, the Depositary's Agents and the Registrar assumes no obligation and shall be subject to no liability under this Deposit Agreement or the Receipts to holders or other persons, except to perform such obligations as are specifically set forth and undertaken by it to perform in this Deposit Agreement without gross negligence or willful misconduct.

         Neither the Depositary nor any Depositary's Agent nor the Registrar nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding with respect to Stock, Depositary Shares or Receipts or Common Stock that in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

         Neither the Depositary nor any Depositary's Agent nor the Registrar nor the Company shall be liable for any action or any failure to act by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Stock for deposit, any holder of a Receipt or any other person believed by it in good faith to be competent to give such advice or information. The Depositary, any Depositary's Agent, the Registrar and the Company may each rely and shall each be protected in acting upon any written notice, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         The Depositary, the Registrar and any Depositary's Agent may own and deal in any class of securities of the Company and its affiliates and in Receipts or Depositary Shares. The Depositary may also act as transfer agent or registrar of any of the securities of the Company and its affiliates.

         It is intended that neither the Depositary nor any Depositary's Agent nor the Registrar shall be deemed to be an "issuer" of the Stock, the Depositary Shares, or the Receipts or other securities issued upon exchange or conversion of the Stock under the federal securities laws or applicable state securities laws, it being expressly understood and agreed that the Depositary and any Depositary's Agent and the Registrar are acting only in a ministerial capacity; provided, however, that the Depositary agrees to comply with all information reporting and withholding requirements applicable to it under law or this Deposit Agreement in its capacity as Depositary.

         Neither the Depositary (or its officers, directors, employees or agents) nor any Depositary's Agent nor the Registrar makes any representation or has any responsibility as to the validity of the registration statement pursuant to which the Depositary Shares are registered under the Securities Act, the Stock, the Depositary Shares or any instruments referred to therein or herein, or as to the correctness of any statement made therein or herein; provided, however, that the Depositary is responsible for its representations in this Deposit Agreement.

         The Depositary assumes no responsibility for the correctness of the description that appears in the Receipts, which can be taken as a statement of the Company summarizing certain provisions of this Deposit Agreement. Notwithstanding any other provision herein or in the Receipts, the Depositary makes no warranties or representations as to the validity, genuineness or sufficiency of any Stock at any time deposited with the Depositary hereunder or of the Depositary Shares, as to the validity or sufficiency of this Deposit Agreement, as to the value of the Depositary Shares or as to any right, title or interest of the record holders of Receipts in and to the Depositary Shares except that the Depositary hereby represents and warrants as follows: (i) the Depositary has been duly organized and is validly existing and in good standing under the laws of the State of Minnesota, with full power, authority and legal right under such law to execute, deliver and carry out the terms of this Deposit Agreement;
(ii) this Deposit Agreement has been duly authorized, executed and delivered by the Depositary; and (iii) this Deposit Agreement constitutes, and when executed and delivered, each Receipt will constitute, a valid and binding obligation of the Depositary, enforceable against the Depositary in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Depositary shall not be accountable for the use or application by the Company of the Depositary Shares or the Receipts or the proceeds thereof.

         SECTION 5.4. Resignation and Removal of the Depositary, Appointment of Successor Depositary. The Depositary may at any time resign as Depositary hereunder by written notice via registered mail of its election to do so delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

         The Depositary may at any time be removed by the Company by written notice of such removal delivered to the Depositary, such removal to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

         In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall, within 60 days after the delivery of the notice of resignation or removal, as the case may be, appoint a successor depositary, which shall be a bank or trust company, or an affiliate of a bank or trust company, having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000. If a successor depositary shall not have been appointed in 60 days, the resigning or removed Depositary may petition a court of competent jurisdiction to appoint a successor depositary. Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Depositary under this Deposit Agreement, and such predecessor, upon payment of all sums due it and on the written request of the Company, shall promptly execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all rights, title and interest in the Stock and any moneys or property held hereunder to such successor and shall deliver to such successor a list of the record holders of all outstanding Receipts. Any successor depositary shall promptly mail notice of its appointment to the record holders of Receipts.

         Any corporation into or with which the Depositary may be merged, consolidated or converted shall be the successor of such Depositary without the execution or filing of any document or any further act. Such successor depositary may execute the Receipts either in the name of the predecessor depositary or in the name of the successor depositary.

         SECTION 5.5. Corporate Notices and Reports. The Company agrees that it will deliver to the Depositary, and the Depositary will, promptly after receipt thereof, transmit to the record holders of Receipts, in each case at the address recorded in the Depositary's books, copies of all notices and reports (including financial statements) required by law, by the rules of any national securities exchange upon which the Stock, the Depositary Shares or the Receipts are listed or by the Certificate of Incorporation and the Certificate of Designation to be furnished by the Company to holders of Stock. Such transmission will be at the Company's expense and the Company will provide the Depositary with such number of copies of such documents as the Depositary may reasonably request. In addition, the Depositary will transmit to the record holders of Receipts at the Company's expense such other documents as may be requested by the Company.

         SECTION 5.6. Deposit of Stock by the Company. The Company agrees with the Depositary that neither the Company nor any company controlled by the Company will at any time deposit any Stock if such Stock is required to be registered under the provisions of the Securities Act and no registration statement is at such time in effect as to such Stock.

         SECTION 5.7. Indemnification by the Company. The Company shall indemnify the Depositary for, and hold it harmless against, any loss, liability, claim or expense ("Loss") arising out of or in connection with its duties under this Deposit Agreement, including the reasonable costs and expenses of defending itself against Loss, unless such Loss shall have been determined by a court of competent jurisdiction to be a result of the Depositary's gross negligence or willful misconduct. Anything to the contrary notwithstanding, in no event shall the Depositary be liable for special, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Depositary has been advised of the likelihood of such damages.

         SECTION 5.8. Fees, Charges and Expenses. No fees, charges and expenses of the Depositary or any Depositary's Agent hereunder or of any Registrar shall be payable by any person other than the Company, except for any taxes and other governmental charges and except as provided in this Deposit Agreement. If, at the request of a holder of a Receipt, the Depositary incurs fees, charges or expenses for which it is not otherwise liable hereunder, such holder or other person will be liable for such fees, charges and expenses. All other fees, charges and expenses of the Depositary and any Depositary's Agent hereunder and of any Registrar (including, in each case, reasonable fees and expenses of counsel) incident to the performance of their respective obligations hereunder will be paid from time to time upon consultation and agreement between the Depositary and the Company as to the amount and nature of such fees, charges and expenses.

                                   ARTICLE VI.

                            AMENDMENT AND TERMINATION

         SECTION 6.1. Amendment. The form of the Receipts and any provision of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect that they may deem necessary or desirable; provided, however, that no such amendment that shall materially and adversely alter the rights of the holders of Receipts shall be effective as to outstanding Receipts until the expiration of 90 days after notice of such amendment shall have been given to the record holders of outstanding Receipts and unless such amendment shall have been approved by the holders of at least a majority of the Depositary Shares outstanding. In no event shall any amendment impair the right, subject to the provisions of Sections 2.3,
2.5 and 2.6 and Article III, of any owner of any Depositary Shares to surrender the Receipt evidencing such Depositary Shares with instructions to the Depositary to deliver to the holder the Stock and all money and other property, if any, represented thereby, except in order to comply with mandatory provisions of applicable law.

         SECTION 6.2. Termination. This Deposit Agreement may be terminated by the Company or the Depositary only after (i) there shall have been made a final distribution in respect of the Stock in connection with any liquidation, dissolution or winding up of the Company and such distribution shall have been distributed to the holders of Depositary Shares pursuant to Section 4.1 or 4.2, as applicable, or (ii) each share of Stock shall have been converted into shares of Common Stock.

         If any Receipts shall remain outstanding after the date of termination of this Deposit Agreement, the Depositary thereafter shall discontinue the transfer of Receipts, shall suspend the distribution of dividends to the holders thereof and shall not give any further notices (other than notice of such termination) or perform any further acts under this Deposit Agreement, except as provided below and that the Depositary shall continue to collect dividends and other distributions pertaining to Stock, shall sell rights, preferences or privileges as provided in this Deposit Agreement and shall continue to deliver the Stock and any money and other property represented by Receipts, without liability for interest thereon, upon surrender thereof by the holders thereof. At any time after the expiration of two years from the date of termination, the Depositary may sell Stock then held hereunder at public or private sale, at such places and upon such terms as it deems proper and may thereafter hold in a segregated account the net proceeds of any such sale, together with any money and other property held by it hereunder, without liability for interest, for the benefit, pro rata in accordance with their holdings, of the holders of Receipts that have not heretofore been surrendered. After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement except to account for such net proceeds and money and other property. Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary, any Depositary's Agent and any Registrar under Sections 5.7 and 5.8.

                                  ARTICLE VII.

                                  MISCELLANEOUS

         SECTION 7.1. Counterparts. This Deposit Agreement may be executed by the Company and the Depositary in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Deposit Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Deposit Agreement. Copies of this Deposit Agreement shall be filed with the Depositary and the Depositary's Agents and shall be open to inspection during business hours at the Corporate Office and the respective offices of the Depositary's Agents, if any, by any holder of a Receipt.

         SECTION 7.2. Exclusive Benefits of Parties. This Deposit Agreement is for the exclusive benefit of the parties hereto, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.

         SECTION 7.3. Invalidity of Provisions. In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

         SECTION 7.4. Notices. Any notices to be given to the Company hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, or by telegram or telex or telecopier confirmed by letter, addressed to the Company at 2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400, Attention: Corporate Secretary, or at any other place to which the Company may have transferred its principal executive office.

         Any notices to be given to the Depositary hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, or by telegram or telex or telecopier confirmed by letter, addressed to the Depositary at the Corporate Office.

         Except as provided in the next paragraph, any notices given to any record holder of a Receipt hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, or by telegram or telex or telecopier confirmed by letter, addressed to such record holder at the address of such record holder as it appears on the books of the Depositary or, if such holder shall have filed with the Depositary a written request that notices intended for such holder be mailed to some other address, at the address designated in such request.

         In addition, whenever the Certificate of Designation requires any notice to be published, the Depositary will, if requested by the Company, cause such notice to be published in the manner directed by the Company.

         Delivery of a notice sent by mail, or by telegram or telex or telecopier shall be deemed to be effected at the time when a duly addressed letter containing the same (or a duly addressed letter confirming an earlier notice in the case of a telegram or telex or telecopier message) is deposited, postage prepaid, in a post office letter box. The Depositary or the Company may, however, act upon any telegram or telex or telecopier message received by it from the other or from any holder of a Receipt, notwithstanding that such telegram or telex or telecopier message shall not subsequently be confirmed by letter as aforesaid.

         SECTION 7.5. Depositary's Agents. The Depositary may, with the approval of the Company which approval shall not be unreasonably withheld, from time to time appoint one or more Depositary's Agents to act in any respect for the Depositary for the purposes of this Deposit Agreement and may vary or terminate the appointment of such Depositary's Agents.

         SECTION 7.6. Holders of Receipts Are Parties. Notwithstanding that holders of Receipts have not executed and delivered this Deposit Agreement or any counterpart thereof, the holders of Receipts from time to time shall be deemed to be parties to this Deposit Agreement and shall be bound by all of the terms and conditions, and be entitled to all of the benefits, hereof and of the Receipts by acceptance of delivery of Receipts.

         SECTION 7.7. Governing Law. This Deposit Agreement and the Receipts and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to principles of conflict of laws.

         SECTION 7.8. Headings. The headings of articles and sections in this Deposit Agreement and in the form of the Receipt set forth in Exhibit A hereto have been inserted for convenience only and are not to be regarded as a part of this Deposit Agreement or to have any bearing upon the meaning or interpretation of any provision contained herein or in the Receipts.

         IN WITNESS WHEREOF, Apache Corporation and Norwest Bank Minnesota, National Association, have duly executed this Deposit Agreement as of the day and year first above set forth and all holders of Receipts shall become parties hereto by and upon acceptance by them of delivery of Receipts issued in accordance with the terms hereof.


                                               APACHE CORPORATION

Attest:


By:                                            By:
   -----------------------------------            -----------------------------
   Cheri L. Peper                                   Authorized Officer
   Corporate Secretary


                                               NORWEST BANK MINNESOTA, NATIONAL
                                                  ASSOCIATION, as Depositary

Attest:


By:                                            By:
   -----------------------------------            -----------------------------
                                                    Authorized Officer

                                    EXHIBIT A


Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.




                               DEPOSITARY RECEIPT
                                       FOR
                                DEPOSITARY SHARES
                      EACH REPRESENTING 1/50 OF A SHARE OF
                  AUTOMATICALLY CONVERTIBLE EQUITY SECURITIES,
                      CONVERSION PREFERRED STOCK, SERIES C

                                       OF

                               APACHE CORPORATION



No. ____                                                    CUSIP:  037411 60 0


         Norwest Bank Minnesota, National Association (the "Depositary") hereby certifies that Cede & Co. is the registered owner of ______________________________________________ (_________) Depositary Shares
(the "Depositary Shares"), each Depositary Share representing 1/50 of a share of Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C, no par value (the "Stock"), of Apache Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), deposited with the Depositary and the same proportionate interest in any and all other property received by the Depositary in respect of such shares of Stock and held by the Depositary under the Deposit Agreement (as defined below). Subject to the terms of the Deposit Agreement, each owner of a Depositary Share is entitled, proportionately, to all the rights, preferences and privileges of the Stock represented thereby, including the dividend, conversion, exchange, voting, liquidation and other rights contained in the Certificate of Designations, Preferences and Rights establishing the rights, preferences, privileges and limitations of the Stock (the "Certificate of Designation"), copies of which are on file at the office of the Depositary in The City of South St. Paul, at which at any particular time its business in respect of matters governed by the Deposit Agreement shall be administered, which at the time of the execution of the Deposit Agreement is located at 161 North Concord Exchange, South St. Paul, Minnesota 55075 (the "Corporate Office").

         This Depositary Receipt ("Receipt") shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose unless this Receipt shall have been executed manually or, if a Registrar for the Receipts (other than the Depositary) shall have been appointed, by facsimile by the Depositary by the signature of a duly authorized officer and, if executed by facsimile signature of the Depositary, shall have been countersigned manually by such Registrar by the signature of a duly authorized officer.

         THE DEPOSITARY IS NOT RESPONSIBLE FOR THE VALIDITY OF ANY DEPOSITED STOCK. THE DEPOSITARY ASSUMES NO RESPONSIBILITY FOR THE CORRECTNESS OF THE DESCRIPTION SET FORTH IN THIS RECEIPT, WHICH CAN BE TAKEN AS A STATEMENT OF THE COMPANY SUMMARIZING CERTAIN PROVISIONS OF THE DEPOSIT AGREEMENT. UNLESS EXPRESSLY SET FORTH IN THE DEPOSIT AGREEMENT, THE DEPOSITARY MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE VALIDITY, GENUINENESS OR SUFFICIENCY OF ANY STOCK AT ANY TIME DEPOSITED WITH THE DEPOSITARY UNDER THE DEPOSIT AGREEMENT OR OF THE DEPOSITARY SHARES, AS TO THE VALIDITY OR SUFFICIENCY OF THE DEPOSIT AGREEMENT, AS TO THE VALUE OF THE DEPOSITARY SHARES OR AS TO ANY RIGHT, TITLE OR INTEREST OF THE RECORD HOLDERS OF THE DEPOSITARY RECEIPTS IN AND TO THE DEPOSITARY SHARES.

         The Company will furnish to any holder of this Receipt without charge, upon request addressed to its executive office, a full statement of the designation, relative rights, preferences and limitations of the shares of each authorized class, and of each class of preferred stock authorized to be issued, so far as the same may have been fixed, and a statement of the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other classes.

         This Receipt is continued on the reverse hereof and the additional provisions therein set forth for all purposes have the same effect as if set forth at this place.

Dated:  ________________, 1999


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Depositary and Registrar



By:      ____________________________________
         Authorized Officer

Further Conditions and Agreements Forming Part of this Receipt Appear on the Reverse Side.

                                    [REVERSE
                             OF DEPOSITARY RECEIPT]

         1. The Deposit Agreement. Depositary Receipts (the "Receipts"), of which this Receipt is one, are made available upon the terms and conditions set forth in the Deposit Agreement, dated as of May ___, 1999 (the "Deposit Agreement"), among the Company, the Depositary and all holders from time to time of Receipts. The Deposit Agreement (copies of which are on file at the Corporate Office and at the office of any agent of the Depositary) sets forth the rights of holders of Receipts and the rights and duties of the Depositary. The statements made on the face and the reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are subject to the detailed provisions thereof, to which reference is hereby made. In the event of any conflict between the provisions of this Receipt and the provisions of the Deposit Agreement, the provisions of the Deposit Agreement will govern.

         2. Definitions. Unless otherwise expressly herein provided, all defined terms used herein shall have the meanings ascribed thereto in the Deposit Agreement.

         3. Withdrawal of Stock Not Permitted. Holders of Receipts are not entitled to receive any of the shares of Stock represented by such Receipts.

         4. Transfers, Split-ups, Combinations. Subject to Paragraphs 6, 7 and 8 below, this Receipt is transferable on the books of the Depositary upon surrender of this Receipt to the Depositary at the Corporate Office or at such other offices as the Depositary may designate, properly endorsed or accompanied by a properly executed instrument of transfer, and upon such transfer the Depositary shall sign and deliver a Receipt or Receipts to or upon the order of the person entitled thereto, all as provided in and subject to the Deposit Agreement. This Receipt may be split into other Receipts or combined with other Receipts into one Receipt evidencing the same aggregate number of Depositary Shares evidenced by the Receipt or Receipts surrendered; provided, however, that the Depositary shall not issue any Receipt evidencing a fractional Depositary Share.

         5. Conversion Rights. This Receipt may be surrendered with written instructions to the Depositary to instruct the Company to cause the conversion of any specified number of whole or fractional shares of Stock represented by the Depositary Shares evidenced thereby into whole shares of Common Stock at the conversion rate then in effect for the Stock (and, therefore, for the Depositary Shares) specified in the Certificate of Designation, as such conversion rate may be adjusted by the Company from time to time as provided in the Certificate of Designation. Subject to the terms and conditions of the Deposit Agreement and the Certificate of Designation, a holder of a Receipt or Receipts evidencing Depositary Shares representing whole or fractional shares of Stock may surrender such Receipt or Receipts at the Corporate Office, or to such office as the Depositary may designate for such purpose, or to such Depositary's Agents as the Depositary may designate for such purpose, together with a notice of conversion duly completed and executed, thereby directing the Depositary to instruct the Company to cause the conversion of the number of shares or fractions thereof of underlying Stock specified in such notice of conversion into shares of Common Stock, and an assignment of such Receipt or Receipts to the Company, to any transfer agent for the Depositary Shares or in blank duly completed and executed. To the extent that a holder delivers to the Depositary for conversion a Receipt or Receipts which in the aggregate are convertible into less than one whole share of Common

Stock, the holder shall receive payment in lieu of such fractional share of Common Stock as provided in the Certificate of Designation.

         Upon receipt by the Depositary of a Receipt or Receipts, together with notice of conversion, duly completed and executed, directing the Depositary to instruct the Company to cause the conversion of a specified number of shares or fractions thereof of Stock and an assignment of such Receipt or Receipts to the Company, to any transfer agent for the Depositary Shares or in blank, duly completed and executed, the Depositary shall instruct the Company (i) to cause the conversion of the Depositary Shares evidenced by the Receipts so surrendered for conversion as specified in the written notice to the Depositary and (ii) to cause the delivery to the holders of such Receipts of a certificate or certificates evidencing the number of whole shares of Common Stock, and the amount of money, if any, to be delivered to the holders of Receipts surrendered for conversion in payment of any accrued and unpaid dividends with respect to such Depositary Shares and in lieu of fractional shares of Common Stock otherwise issuable. The Company shall as promptly as practicable after receipt thereof cause the delivery of (i) a certificate or certificates evidencing the number of whole shares of Common Stock into which the Stock represented by the Depositary Shares evidenced by such Receipt or Receipts has been converted, and
(ii) any money or other property to which the holder is entitled. Upon such conversion, the Depositary (i) shall deliver to the holder a Receipt evidencing the number of Depositary Shares, if any, which such holder has elected not to convert and evidencing the number of Depositary Shares, if any, in excess of the number of Depositary Shares representing Stock which has been so converted, (ii) shall cancel the Depositary Shares evidenced by Receipts surrendered for conversion and (iii) shall deliver to the Company or its transfer agent for the Stock for cancellation the shares of Stock represented by the Depositary Shares evidenced by the Receipts so surrendered and so converted.

         The holder of Depositary Shares on any dividend payment record date established by the Depositary shall be entitled to receive the dividend payable with respect to such Depositary Shares on the corresponding dividend payment date notwithstanding the subsequent conversion of the shares of Stock to which such Depositary Shares relate. If a share of Stock is converted between the record date with respect to any dividend payment on the Stock and the next succeeding dividend payment date, any holder of Receipts surrendered with instructions to the Depositary for conversion of the underlying Stock shall pay to the Depositary an amount equal to the dividend payable on such dividend payment date on the Depositary Shares represented by the Receipts being surrendered for conversion. Any holder of Receipts on a dividend payment record date who (or whose transferee) surrenders the Receipts with instructions to the Depositary for conversion of the underlying Stock on the corresponding dividend payment date will receive the dividend payable with respect to the Depositary Shares underlying such Receipts and will not be required to include payment of the amount of such dividend upon surrender of the Receipts for conversion.

         Upon the conversion of any shares of Stock for which a request for conversion has been made by the holder of Depositary Shares representing such shares, all dividends in respect of such Depositary Shares shall cease to accrue, such Depositary Shares shall be deemed no longer outstanding, all rights of the holder of the Receipt with respect to such Depositary Shares (except the right to receive the Common Stock, any cash payable with respect to any fractional shares of Common Stock as provided herein, any cash payable on account of accrued dividends with respect to such Depositary Shares, and any Receipts evidencing Depositary Shares not so converted) shall terminate, and the Receipt evidencing such Depositary Shares shall be cancelled.

         6. Conditions to Signing and Delivery, Transfer, etc., of Receipts. Prior to the execution and delivery, registration of transfer, split-up, combination or surrender of this Receipt, the delivery of any distribution hereon or deposit of Stock, the Depositary, any of the Depositary's Agents or the Company may require any or all of the following: (i) payment to it of a sum sufficient for the payment (or, in the event that the Depositary or the Company shall have made such payment, the reimbursement to it) of any tax or other governmental charge with respect thereto (including any such tax or charge with respect to Stock being deposited or withdrawn); (ii) production of proof satisfactory to it as to the identity and genuineness of any signature; and
(iii) compliance with such reasonable regulations, if any, as the Depositary or the Company may establish not inconsistent with the Deposit Agreement. Any person presenting Stock for deposit, or any holder of this Receipt, may be required to file such proof of information, to execute such certificates and to make such representations and warranties as the Depositary or the Company may reasonably deem necessary or proper. The Depositary or the Company may withhold or delay the delivery of this Receipt, the registration of transfer of this Receipt, the withdrawal of the Stock represented by the Depositary Shares evidenced by this Receipt or the distribution of any dividend or other distribution until such proof or other information is filed, such certificates are executed or such representations and warranties are made.

         7. Suspension of Delivery, Transfer, etc. The registration of transfer, split-up, combination or surrender of this Receipt may be suspended
(i) during any period when the register of stockholders of the Company is closed, (ii) if any such action is deemed necessary or advisable by the Depositary, any of the Depositary's Agents or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or under any provision of the Deposit Agreement, or (iii) with the approval of the Company, for any other reason.

         8. Payment of Taxes or Other Governmental Charges. If any tax or other governmental charge shall become payable by or on behalf of the Depositary with respect to (i) this Receipt, (ii) the Depositary Shares evidenced by this Receipt, (iii) the Stock (or fractional interest therein) or other property represented by such Depositary Shares, or (iv) any transaction referred to in
Section 4.6 of the Deposit Agreement, such tax (including transfer, issuance or acquisition taxes, if any) or governmental charge shall be payable by the holder of this Receipt, who shall pay the amount thereof to the Depositary. Until such payment is made, registration or transfer of this Receipt or any split-up or combination hereof or any withdrawal of the Stock or money or other property, if any, represented by the Depositary Shares evidenced by this Receipt may be refused, any dividend or other distribution may be withheld and any part or all of the Stock or other property represented by the Depositary Shares evidenced by this Receipt may be sold for the account of the holder hereof (after attempting by reasonable means to notify such holder prior to such sale). Any dividend or other distribution so withheld and the proceeds of any such sale may be applied to any payment of such tax or other governmental charge, the holder of this Receipt remaining liable for any deficiency.

         9. Amendment. The form of the Receipts and any provision of the Deposit Agreement may at any time and from time to time be amended by agreement between the

Company and the Depositary in any respect that they may deem necessary or desirable; provided, however, that no such amendment that shall materially and adversely alter the rights of the holders of Receipt shall be effective as to outstanding Receipts until the expiration of 90 days after notice of such amendment shall have been given to the record holders of outstanding Receipts and unless such amendment shall have been approved by the holders of at least a majority of the Depositary Shares outstanding. In no event shall any amendment impair the right, subject to the provisions of Paragraphs 3, 6, 7, and 8 hereof and of Sections 2.3, 2.5 and 2.6 and Article III of the Deposit Agreement, of the owner of the Depositary Shares evidenced by this Receipt to surrender this Receipt with instructions to the Depositary to deliver to the holder the Stock and all money and other property, if any, represented thereby, except in order to comply with mandatory provisions of applicable law.

         10. Fees, Charges and Expenses. The Company will pay all fees, charges and expenses of the Depositary, except for taxes (including transfer taxes, if any) and other governmental charges and such charges as are expressly provided in the Deposit Agreement to be at the expense of persons depositing Stock, holders of Receipts or other persons.

         11. Title to Receipts. It is a condition of this Receipt, and every successive holder hereof by accepting or holding the same consents and agrees, that title to this Receipt (and to the Depositary Shares evidenced hereby), when properly endorsed or accompanied by a properly executed instrument of transfer, is transferable by delivery with the same effect as in the case of investment securities in general; provided, however, that the Depositary may, notwithstanding any notice to the contrary, treat the record holder hereof at such time as the absolute owner hereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement and for all other purposes.

         12. Dividends and Distributions. Whenever the Depositary shall receive any cash dividend or other cash distribution on the Stock, the Depositary shall, subject to the provisions of the Deposit Agreement, distribute to record holders of Receipts such amounts of such sums as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such holders; provided, however, that in case the Company or the Depositary shall be required by law to withhold and does withhold from any cash dividend or other cash distribution in respect of the Stock an amount on account of taxes, the amount made available for distribution or distributed in respect of Depositary Shares shall be reduced accordingly. The Depositary shall distribute or make available for distribution, as the case may be, only such amount, however, as can be distributed without attributing to any owner of Depositary Shares a fraction of one cent and any balance not so distributable shall be held by the Depositary (without liability for interest thereon) and shall be added to and be treated as part of the next sum received by the Depositary for distribution to record holders of Receipts then outstanding.

         13. Subscription Rights, Preferences or Privileges. If the Company shall at any time offer or cause to be offered to the persons in whose name Stock is registered on the books of the Company any rights, preferences or privileges to subscribe for or to purchase any securities or any rights, preferences or privileges of any other nature, such rights, preferences or privileges shall in each such instance, subject to the provisions of the Deposit Agreement, be made available by the Depositary to the record holders of Receipts in such manner as the Company shall instruct.

         14. Notice of Dividends, Fixing of Record Date. Whenever (i) any cash dividend or other cash distribution shall become payable, or any distribution other than cash shall be made, or any rights, preferences or privileges shall at any time be offered, with respect to the Stock, or (ii) the Depositary shall receive notice of any meeting at which holders of Stock are entitled to vote or of which holders of Stock are entitled to notice, the Depositary shall in each such instance fix a record date (which shall be the same date as the record date fixed by the Company with respect to the Stock) for the determination of the holders of Receipts (x) who shall be entitled to receive such dividend, distribution, rights, preferences or privileges or the net proceeds of the sale thereof, or (y) who shall be entitled to give instructions for the exercise of voting rights at any such meeting or to receive notice of such meeting.

         15. Voting Rights. Upon receipt of notice of any meeting at which the holders of Stock are entitled to vote, the Depositary shall, as soon as practicable thereafter, mail to the record holders of Receipts a notice, which shall contain (i) such information as is contained in such notice of meeting,
(ii) a statement that the holders of Receipts at the close of business on a specified record date determined as provided in Paragraph 14 will be entitled, subject to any applicable provision of law, the Certificate of Incorporation or the Certificate of Designation, to instruct the Depositary as to the exercise of the voting rights pertaining to the Stock represented by their respective Depositary Shares, and (iii) a brief statement as to the manner in which such instructions may be given. Upon the written request of a holder of this Receipt on such record date, the Depositary shall endeavor insofar as practicable to vote or cause to be voted the Stock represented by the Depositary Shares evidenced by this Receipt in accordance with the instructions set forth in such request. The Company hereby agrees to take all reasonable action that may be deemed necessary by the Depositary in order to enable the Depositary to vote such Stock or cause such Stock to be voted. In the absence of specific instructions from the holder of this Receipt, the Depositary will abstain from voting to the extent of the Stock represented by the Depositary Shares evidenced by this Receipt.

         16. Reports, Inspection of Transfer Books. The Depositary will transmit to the holders of Receipts copies of all notices and reports (including all financial statements) received from the Company that are received by the Depositary as the holder of Stock. The Depositary, acting as transfer agent and Registrar, shall keep books at the Corporate Office for the registration and transfer of Receipts, which books at all reasonable times will be open for inspection by the record holders of Receipts; provided that any such holder requesting to exercise such right shall certify to the Depositary that such inspection shall be for a proper purpose reasonably related to such person's interest as an owner of Depositary Shares.

         17. Liability of the Depositary, the Depositary's Agents, the Registrar and the Company. Neither the Depositary nor any Depositary's Agent nor the Registrar nor the Company shall incur any liability to any holder of this Receipt, if by reason of any provision of any present or future law or regulation thereunder of the United States of America or of any other governmental authority or, in the case of the Depositary, the Registrar or any Depositary's Agent, by reason of any provision present or future, of the Certificate of Incorporation or the Certificate of Designation or, in the case of the Company, the Depositary, the Registrar or any Depositary's Agent, by reason of any act of God or war or other circumstances beyond the control of the relevant party, the Depositary, any Depositary's Agent, the Registrar or the Company shall be prevented or forbidden from doing or performing any act or thing that the terms of the Deposit Agreement provide shall be done or performed; nor shall the Depositary, any Depositary's Agent, the Registrar or the Company incur any liability to any holder of this Receipt (i) by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing that the terms of the Deposit Agreement provide shall or may be done or performed or (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement except, in the case of the Depositary, any Depositary's Agent or the Registrar, if such exercise or failure to exercise discretion is caused by its gross negligence or willful misconduct.

         18. Obligations of the Depositary, the Depositary's Agent, the Registrar and the Company. The Company assumes no obligation and shall be subject to no liability under the Deposit Agreement or this Receipt to the holder hereof or other persons, except to perform in good faith such obligations as are specifically set forth and undertaken by it to perform in the Deposit Agreement. Each of the Depositary, the Depositary's Agents and the Registrar assumes no obligation and shall be subject to no liability under the Deposit Agreement or this Receipt to the holder hereof or other persons, except to perform such obligations as are specifically set forth and undertaken by it to perform in the Deposit Agreement without gross negligence or willful misconduct.

         Neither the Depositary nor any Depositary's Agent nor the Registrar nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding with respect to Stock, Depositary Shares or Receipts or Common Stock that in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

         Neither the Depositary nor any Depositary's Agent nor the Registrar nor the Company will be liable for any action or failure to act by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Stock for deposit, any holder of this Receipt or any other person believed by it in good faith to be competent to give such advice or information.

         19. Termination of Deposit Agreement. The Deposit Agreement may be terminated by the Company or the Depositary upon or after the occurrence of any of the following events: (i) there shall have been made a final distribution in respect of the Stock in connection with any liquidation, dissolution or winding up of the Company and such distribution shall have been distributed to the holders of Receipts; or (ii) each share of Stock shall have been converted into shares of Common Stock. Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations thereunder except for its obligations to the Depositary, any Depositary's Agent and any Registrar under Sections 5.7 and 5.8 of the Deposit Agreement.

         If any Receipts remain outstanding after the date of termination of the Deposit Agreement, the Depositary thereafter shall discontinue all functions and be discharged from all obligations as provided in the Deposit Agreement, except as specifically provided therein.

         20. Governing Law. The Deposit Agreement and this Receipt and all rights thereunder and hereunder and provisions thereof and hereof shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to principles of conflict of laws.

                       -----------------------------------

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Receipt and all rights and interests represented by the Depositary Shares evidenced thereby, and hereby irrevocably constitutes and appoints ______________________ his attorney, to transfer the same on the books of the within-named Depositary, with full power of substitution in the premises.


Dated:                            Signature:
      -------------------------              ----------------------------------
                                              NOTE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of the Receipt in every
                                              particular, without alteration or
                                              enlargement, or any change
                                              whatever.